SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -----------------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 9, 2007

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                            Georgetown Bancorp, Inc.
             (Exact name of registrant as specified in its charter)


           Federal                       0-51102                 20-2107839
 -----------------------------   ------------------------    -------------------
      (State or other            (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                               Identification No.)



   2 East Main Street, Georgetown, MA                              01833
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(Address of principal executive offices)                         (Zip Code)


                                  978-352-8600
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

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Item 5.02.   Departure of Directors or Principal Officers; Election of
Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

         (b) On February 9, 2007, Director Raymond W. DeZenzo, Jr. resigned from the boards of directors of Georgetown Bancorp, Inc. and its wholly owned subsidiary, Georgetown Savings Bank.



Item 9.01.   Financial Statements and Exhibits.

       (a)   Not Applicable.

       (b)   Not Applicable.

       (c)   Not Applicable.

       (d)   Exhibits. None





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      GEORGETOWN BANCORP, INC.

Dated: February 14, 2007              By:   /s/ Robert E. Balletto
                                           -------------------------------------
                                           Robert E. Balletto
                                           President and Chief Executive Officer